UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 6, 2020

 TCF FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-08185	38-2022454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. Fort Street, Suite 1800, Detroit, Michigan 48226
(Address of principal executive offices, including Zip Code)

(800) 867-9757
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of exchange on which registered)
Common Stock (par value $1 per share)	TCF	The NASDAQ Stock Market
Depositary shares, each representing a 1/1000th interest in a share of the 5.70% Series C Non-Cumulative Perpetual Preferred Stock	TCFCP	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07

On Wednesday, May 6, 2020, TCF Financial Corporation (the "Company") held its 2020 Annual Meeting of Shareholders ("2020 Annual Meeting"). Shareholders considered three proposals at the meeting, each of which is described in more detail in the Company's Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 25, 2020. The final voting results are reported below:

		For	Withheld	Broker Non-Votes
1.	Election of Directors
	Peter Bell	122,618,417	662,605	14,093,421
	Craig R. Dahl	122,580,274	700,748	14,093,421
	Karen L. Grandstrand	122,160,462	1,120,560	14,093,421
	Richard H. King	122,635,268	645,754	14,093,421
	Ronald A. Klein	121,953,129	1,327,893	14,093,421
	Barbara J. Mahone	121,927,187	1,353,835	14,093,421
	Barbara L. McQuade	122,729,179	551,843	14,093,421
	Vance K. Opperman	122,112,045	1,168,977	14,093,421
	David T. Provost	120,459,848	2,821,174	14,093,421
	Roger J. Sit	122,139,772	1,141,250	14,093,421
	Julie H. Sullivan	121,395,201	1,885,821	14,093,421
	Jeffrey L. Tate	122,134,460	1,146,562	14,093,421
	Gary Torgow	121,982,825	1,298,197	14,093,421
	Arthur A. Weiss	121,704,981	1,576,041	14,093,421
	Franklin C. Wheatlake	120,917,299	2,363,723	14,093,421
	Theresa M. H. Wise	122,656,971	624,051	14,093,421

		For	Against	Abstentions	Broker Non-Votes
2.	Advisory (Non-binding) Vote to Approve Executive Compensation	119,431,931	3,324,126	524,965	14,093,421

3.	Advisory (Non-binding) Vote to Ratify the Appointment of KPMG LLP as Independent Registered Public Accountants for the Fiscal Year Ending December 31, 2020	134,448,476	2,649,639	276,328	—

Item 7.01    Regulation FD Disclosure
During TCF’s 2020 Annual Meeting conducted as a virtual event, the audio webcast experienced technical difficulties which caused the audio on the webcast to cut out during the Q&A portion of the meeting. As a result, attached to this Form 8-K as Exhibit 99.1, are the shareholder questions submitted during the meeting along with the responses from the Company.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
99.1	Questions Asked During TCF's 2020 Annual Meeting of Shareholders
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ Craig R. Dahl
Craig R. Dahl, President and Chief Executive Officer (Principal Executive Officer)

/s/ Dennis L. Klaeser
Dennis L. Klaeser, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Kathleen S. Wendt
Kathleen S. Wendt, Executive Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated:  May 11, 2020